SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 31, 2001
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                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Maine                    0-2429                 59-0276810
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
     of incorporation)              Number)                   No.)


             One Energy Place, Pensacola, Florida              32520-0102
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           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code       (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5. Other Events.

         On July 31, 2001, Gulf Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale of $60,000,000 aggregate principal amount of its Series C 4.69% Senior Notes due August 1, 2003. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-59942, 333-59942-01 and 333-59942-02) of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1.1 Underwriting Agreement for the purchase of $60,000,000 aggregate principal amount of Series C 4.69% Senior Notes due August 1, 2003, dated July 31, 2001, among the Company and Banc One Capital Markets, Inc. and SunTrust Capital Markets, Inc., as the Underwriters.

                  4.2 Third Supplemental Indenture to Senior Note Indenture dated as of August 3, 2001, providing for the issuance of the Company's Series C 4.69% Senior Notes due August 1, 2003.

                  4.9 Form of Series C 4.69% Senior Note due August 1, 2003 (included in Exhibit 4.2 above).

                  12.1     Computation of ratio of earnings to fixed charges.




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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     August 3, 2001                   GULF POWER COMPANY



                                           By /s/Wayne Boston
                                                 Wayne Boston
                                                 Assistant Secretary